SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K
                          CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

                      Date of report: March 15, 2004

                        Trinity Learning Corporation
           (Exact Name of Registrant as Specified in Its Charter)

                                    Utah
               (State of Other Jurisdiction of Incorporation)

     0-8924                                              73-0981865
(Commission File Number)                  (IRS Employer Identification No.)

     1831 Second Street
     Berkeley, California                                           94710
(Address of Principal Executive Offices)                         (Zip Code)

                               (510) 540-9300
            (Registrant's Telephone Number, Including Zip Code)


       (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events

Press Release Regarding Agreement.
----------------------------------

On March 15, 2004, Trinity Learning Corporation (the "Company") announced that it has entered into a Strategic Course Development and Marketing Agreement with the University of California Extension, Santa Cruz ("UCSC Extension"). UCSC Extension is a leading provider of corporate training courses in Silicon Valley offering courses in areas including business management, computer and information technology, biotechnology, education, human development, art and design, and humanities.

The full text of the Company's press release issued in connection with this matter is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 7.   Financial Statements and Exhibits.

     Exhibits

     99.1 Press Release dated March 15, 2004







                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                TRINITY COMPANIES, INC.
Date: March 15, 2004            By: /s/  Douglas Cole
      --------------                ----------------------------------
                                    Douglas Cole, Chief Executive Officer















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